UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 16, 2020
MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston ,TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X] Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 7.01 Regulation FD Disclosure.

On April 16, 2020, Moleculin Biotech, Inc. (the "Company") conducted an investor webinar using the presentation set forth as Exhibit 99.1 herein. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purpose of the Securities Exchange Act of 1934, as amended ("Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended ("Securities Act"), unless specifically identified therein as being incorporated by reference.

Item 8.01 Other Events.

As previously reported, on July 23, 2019, the Company entered into an At Market Issuance Sales Agreement (the "Agreement") with Oppenheimer & Co. Inc. (the "Oppenheimer"). Pursuant to the terms of the Agreement, the Company may offer and sell, from time to time, Company common stock through Oppenheimer, acting as agent, through an "at the market offering" as defined in Rule 415(a)(4) (the "ATM Offering") promulgated under the Securities Act. On July 24, 2019, pursuant to the ATM Offering, the Company filed a prospectus supplement pursuant to which the Company may offer and sell, from time to time, Company common stock having an aggregate offering price of up to $15.0 million through Oppenheimer (the "ATM Prospectus Supplement"). From April 8, 2020 to April 16, 2020, the Company issued shares of common stock through the ATM Prospectus Supplement. Additionally, the Company has received notice that certain warrants, previously issued, are being exercised. During this period of time, the Company has issued, including shares issuable under the above transactions, approximately 7.2 million shares at an average price of $1.44 for gross and net proceeds of approximately $10.3 million and $10.0 million, respectively. The Company paid fees and commissions of approximately $0.3 million to Oppenheimer on the gross proceeds from the sale of its common stock under the ATM Prospectus Supplement. After the completion of the foregoing issuances, the Company will have 60,403,164 shares of common stock outstanding. The Company has publicly stated in the conference call mentioned above that the Company estimates that such transactions, when joined with cash on hand, will support the Company's planned operations into the first quarter of 2021.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Description

99.1        Investor Presentation dated April 2020

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOLECULIN BIOTECH, INC.

Date: April 17, 2020

By:    /s/ Jonathan P. Foster
Jonathan P. Foster
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.    Description

99.1        Investor Presentation dated April 2020

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